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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2003


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.

            (as depositor under the Pooling and Servicing Agreement,
           dated as of February 1, 2003, providing for the issuance of
              Mortgage Pass-Through Certificates, Series 2003-OPT1)


                Mortgage Asset Securitization Transactions, Inc.
                ------------------------------------------------
             (Exact name of registrant as specified in its charter)
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           Delaware                333-101254              06-1204982
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(State or Other Jurisdiction of   (Commission   (I.R.S. Employer Identification
        Incorporation)            File Number)              Number)


      1285 Avenue of the Americas                       10019
    -------------------------------                  -----------
          New York, New York



Registrant's telephone number, including area code: (212) 713-2000
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                                      -2-

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Pool

                  On February 27, 2003, a single series of certificates, entitled MASTR Asset Backed Securities Trust 2003-OPT1, Mortgage Pass-Through Certificates, Series 2003-OPT1 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of February 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Mortgage Asset Securitization Transactions, Inc. as depositor (the "Depositor"), Option One Mortgage Corporation as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A-1 Certificates", "Class A-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class MV-5 Certificates", "Class MF-5 Certificates", "Class CE Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool'") of conventional, one- to four- family, adjustable rate and fixed rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,464,001,447.20 as of February 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated February 24, 2003, UBS Warburg Real Estate Securities Inc. ("UBSWRES"), the Depositor and Option One Mortgage Corporation (the "Purchase Agreement"). The Class A-1 Certificates, the Class A-2 Certificates, the Class M-1 Certificates, the Class M-2 Certificates, the Class M-3 Certificates, the Class M-4 Certificates, the Class MV-5 Certificates and the Class MF-5 Certificates were sold by the Depositor to UBS Warburg LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated February 24, 2003 (the "Underwriting Agreement") between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                                                           Initial Aggregate
                                                         Certificate Principal
    Designation                Pass-Through Rate                Balance
    -----------                -----------------         ---------------------


     Class A-1                     Variable            $939,100,000.00

     Class A-2                     Variable            $349,107,000.00

     Class M-1                     Variable            $58,600,000.00

     Class M-2                     Variable            $51,275,000.00

     Class M-3                     Variable            $21,975,000.00

     Class M-4                     Variable            $18,313,000.00

    Class MV-5                     Variable            $4,650,000.00

    Class MF-5                  6.00% per annum        $10,000,000.00
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                                      -3-


     Class CE                      Variable            $10,981,347.20

      Class P                         N/A              $100.00

      Class R                         N/A              100.00%

                  The Certificates, other than the Class CE Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated February 24, 2003 and the Prospectus Supplement, dated February 24, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

         Exhibit No.                         Description
         -----------                         -----------
         4.1                                 Pooling and Servicing Agreement,
                                             dated as of February 1, 2003, by
                                             and among Mortgage Asset
                                             Securitization Transactions, Inc.
                                             as depositor (the "Depositor"),
                                             Option One Mortgage Corporation as
                                             master servicer (the "Master
                                             Servicer") and Wells Fargo Bank
                                             Minnesota, National Association as
                                             trustee (the "Trustee"), relating
                                             to the Series 2003-OPT1
                                             Certificates.




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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 2, 2003


                               MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.


                               By: /s/ Glenn McIntyre
                                   ------------------------------
                               Name:   Glenn McIntyre
                               Title:  Associate Director

                               By: /s/ Jeffrey B. Lown
                                   ------------------------------
                               Name:   Jeffrey B. Lown
                               Title:





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                                Index to Exhibits




                                                                Sequentially
     Exhibit No.        Description                             Numbered Page
     -----------        -----------                             -------------
         4.1            Pooling and Servicing Agreement,             7
                        dated as of February 1, 2003, by
                        and among Mortgage Asset
                        Securitization Transactions, Inc.
                        as depositor (the "Depositor"),
                        Option One Mortgage Corporation as
                        master servicer (the "Master
                        Servicer") and Wells Fargo Bank
                        Minnesota, National Association as
                        trustee (the "Trustee"), relating
                        to the Series 2003-OPT1
                        Certificates.





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                                   Exhibit 4.1